UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 9, 2021

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into Material Definitive Agreement

On April 9, 2021, Novo Integrated Sciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several accredited institutional investors (the “Purchasers”) pursuant to which the Company shall issue to the Purchasers, in a registered direct offering, an aggregate of 2,388,050 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), for a purchase price per share of $3.35 for aggregate gross proceeds to the Company of approximately $8.0 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-254278), which was declared effective on March 22, 2021 (the “Registration Statement”).

Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on future stock offerings, including that during the 120-day period following the closing, the Company will not issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock equivalents, subject to certain exceptions, and will not file any registration statements. In addition, the Company’s executive officers, directors and holders of 5% or more of the outstanding shares of Common Stock have agreed to a six-month “lock-up” with respect to their shares of Common Stock, including securities that are convertible into, or exchangeable or exercisable for, shares of Common Stock, provided that 81,950 shares of Common Stock held by the Company’s President, Christopher David, are not subject to this lock-up. Subject to certain exceptions, during such lock-up period, the Company’s executive officers and directors may not offer, sell, pledge or otherwise dispose of these securities, without the prior written consent of the placement agent.

In a concurrent private placement, the Company is also selling to the Purchasers warrants to purchase an aggregate of 2,388,050 shares of Common Stock at an exercise price per share of $3.35 (the “Warrants”). The Warrants will be exercisable immediately and will expire five years and six months following the issuance date. The exercise price of the Warrants and the number of shares of the Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrants. The Warrants will be exercisable on a “cashless” basis in certain circumstances.

The Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) under Regulation D promulgated thereunder. The Company has agreed to file a registration statement on Form S-3 to register the resale of the Warrant Shares within 60 days of the date of the Purchase Agreement and to use its commercially reasonable efforts to obtain effectiveness of such registration statement within 181 days following the closing of the offering.

The Purchasers are “accredited investors” as defined under the Securities Act. The Purchasers, either alone or together with their respective representatives, have enough knowledge and experience to be considered sophisticated investors, have access to the type of information normally provided in a prospectus for a registered securities offering, and have agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to an effective registration statement under the Securities Act or an exemption thereto.

Maxim Group LLC acted as the sole placement agent (the “Placement Agent”) on a “commercially reasonable best efforts” basis, in connection with the offering. A copy of the Placement Agency Agreement, dated as of April 9, 2021, by and between the Company and the Placement Agent is attached hereto as Exhibit 10.2 and incorporated herein by reference (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 7% of the gross proceeds paid to Maxim Group LLC for the securities and reimbursement of certain out-of-pocket expenses up to $100,000.

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The foregoing summaries of the offering, the securities to be issued in connection therewith, the Purchase Agreement, the Placement Agency Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the form of Purchase Agreement, the Placement Agency Agreement and the form of Warrant are attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.

The legal opinion of Anthony L.G., PLLC, counsel to the Company, relating to the shares offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02. Unregistered Sales of Equity Securities

Please see the disclosure regarding the Warrants and the Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 8.01. Other Events

On April 9, 2021, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Anthony L.G., PLLC.

10.1	Form of Securities Purchase Agreement.

10.2	Placement Agency Agreement.

23.1	Consent of Anthony L.G., PLLC (included in Exhibit 5.1)

99.1	Press release issued by Novo Integrated Sciences, Inc., dated April 9, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: April 9, 2021	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer

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